UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 _______________________ FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 3, 2004

PRECISION OPTICS CORPORATION, INC. .(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294

(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts 01440 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 630-1800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02.      Results of Operations and Financial Condition.

     On September 3, 2004, the Registrant issued the press release attached as Exhibit 99.1 announcing operating results on an unaudited basis for the fourth quarter of fiscal year 2004 and for the fiscal year ended June 30, 2004. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibit Number	Title
	99.1	Press Release issued by Precision Optics Corporation, Inc. on
September 3, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION OPTICS CORPORATION, INC.

Date: September 7, 2004	By:	/s/ Jack P. Dreimiller

		Name:	Jack P. Dreimiller
		Title:	Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Precision Optics Corporation, Inc. on September 3, 2004.